Offerings - Offering: 1	Apr. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.850% InterNotes Due April 15, 2028
Amount Registered	713,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 713,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 98.47
Offering Note	None